Intangible assets	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Intangible assets
14. Intangible assets

Goodwill

The movements in 2020 and 2019 were as follows:

£m 1
Cost
1 January 2019	14,051.9
Additions 2	8.5
Revision of earnout estimates	(14.1)
Disposals	(18.6)
Transfer to disposal group classified as held for sale	(2,729.1)
Exchange adjustments	(410.0)
31 December 2019	10,888.6
Additions 2	40.1
Revision of earnout estimates	(2.8)
Disposals	(24.6)
Exchange adjustments	(94.0)
31 December 2020	10,807.3

Accumulated impairment losses and write-downs
1 January 2019	919.3
Impairment on classification as held for sale 3	70.9
Impairment losses for the year	47.7
Transfer to disposal group classified as held for sale	(230.6)
Exchange adjustments	(29.3)
31 December 2019	778.0
Impairment losses for the year	2,822.9
Exchange adjustments	(182.4)
31 December 2020	3,418.5

Net book value
31 December 2020	7,388.8
31 December 2019	10,110.6
1 January 2019	13,132.6

Notes
1	Figures have been restated as described in the accounting policies.
2
Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations. The effect of such revisions was not material in either year presented.

3	Goodwill impairment of £70.9 million arose from the assessment of fair value less costs to sell of the Kantar group on classification as held for sale under IFRS 5.

Other intangible assets

The movements in 2020 and 2019 were as follows:

	Brands with an indefinite useful life £m	Acquired intangibles £m	Other £m	Total £m
Cost
1 January 2019	1,132.8	2,610.0	437.3	4,180.1
Additions	–	–	43.2	43.2
Disposals	–	(3.4)	(41.0)	(44.4)
New acquisitions	–	3.5	–	3.5
Other movements 1	–	–	(1.4)	(1.4)
Exchange adjustments	(41.4)	(28.2)	(9.9)	(79.5)
Transfer to disposal group classified as held for sale	–	(979.0)	(115.9)	(1,094.9)
31 December 2019	1,091.4	1,602.9	312.3	3,006.6
Additions	–	–	54.3	54.3
Disposals	–	(21.5)	(74.8)	(96.3)
New acquisitions	–	4.8	0.2	5.0
Other movements 1	–	5.7	13.1	18.8
Exchange adjustments	(19.5)	(22.2)	(4.8)	(46.5)
31 December 2020	1,071.9	1,569.7	300.3	2,941.9

Amortisation and impairment
1 January 2019	–	2,015.2	322.9	2,338.1
Charge for the year	13.2	116.8	29.6	159.6
Disposals	–	(1.6)	(37.7)	(39.3)
Other movements	–	–	2.6	2.6
Exchange adjustments	–	(15.2)	(9.1)	(24.3)
Transfer to disposal group classified as held for sale	–	(835.9)	(63.0)	(898.9)
31 December 2019	13.2	1,279.3	245.3	1,537.8
Charge for the year	–	88.5	35.2	123.7
Disposals	–	(17.4)	(72.0)	(89.4)
Other movements	–	5.7	5.4	11.1
Exchange adjustments	(0.4)	(26.9)	(3.3)	(30.6)
31 December 2020	12.8	1,329.2	210.6	1,552.6

Net book value
31 December 2020	1,059.1	240.5	89.7	1,389.3
31 December 2019	1,078.2	323.6	67.0	1,468.8
1 January 2019	1,132.8	594.8	114.4	1,842.0

Note
1
Other movements in acquired intangibles include revisions to fair value adjustments arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.

Cash-generating units (CGUs) with significant goodwill and brands with an indefinite useful life as at 31 December are:

	Goodwill		Brands with an indefinite useful life
	2020 £m	2019 1 £m	2020 £m	2019 £m
GroupM	2,953.7	2,921.7	–	–
Wunderman Thompson	949.4	2,121.9	403.9	409.7
VMLY&R	411.9	901.0	193.4	199.1
Ogilvy	782.0	758.6	206.5	211.1
Burson Cohn & Wolfe	591.1	739.3	128.8	130.2
Other	1,700.7	2,668.1	126.5	128.1
	7,388.8	10,110.6	1,059.1	1,078.2

Note
1	Figures have been restated as described in the accounting policies.

Other goodwill represents goodwill on a large number of CGUs, none of which is individually significant in comparison to the total carrying value of goodwill. Separately identifiable brands with an indefinite life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets. The carrying values of the other brands with an indefinite useful life are not individually significant in comparison with the total carrying value of brands with an indefinite useful life.

Acquired intangible assets at net book value at 31 December 2020 include brand names of £172.8 million (2019: £218.6 million), customer-related intangibles of £67.1 million (2019: £100.6 million), and other assets (including proprietary tools) of £0.6 million (2019: £4.4 million).

The total amortisation and impairment of acquired intangible assets of £89.1 million (2019: £121.5 million) includes an impairment charge of £21.6 million (2019: £26.5 million) comprising £13.5 million in regard to certain brand names that are no longer in use, and £8.1 million in regard to customer relationships where the underlying clients have been lost. £16.4 million of the impairment charge relates to the Global Integrated Agencies segment, and £5.2 million relates to the Specialist Agencies segment. In addition, the total amortisation and impairment of acquired intangible assets includes £0.6 million (2019: £5.6 million) in relation to associates.

In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment review is undertaken annually on 30 September. Given the Covid-19 pandemic, impairment indicators such as a decline in revenue less pass-through costs forecasts, and downturns in the global economy and the advertising industry were identified in the first half of 2020. As such, the Group performed an impairment test over goodwill and intangible assets with indefinite useful lives as at 30 June 2020. Given the continued impact of Covid-19, an additional impairment test was performed as of 31 December 2020.

Under IFRS, an impairment charge is required for both goodwill and other indefinite-lived assets when the carrying amount exceeds the “recoverable amount”, defined as the higher of fair value less costs to sell and value in use. The review assessed whether the carrying value of goodwill and intangible assets with indefinite useful lives was supported by the value in use determined as the net present value of future cash flows.

Due to
the
 significant number of CGUs, the impairment test was performed in two steps. In the first step, the recoverable amount was calculated for each CGU using the latest available forecasts for 2020 and/or 2021, nil growth rate thereafter (2019: 3.0%) and a conservative pre-tax
discount rate of 13.5% (2019: 8.5%). The
pre-tax
discount rate of 13.5% was above the rate calculated for the global networks of 12.5%. For smaller CGUs that operate primarily in a particular region subject to higher risk, the higher of 13.5% or 100 basis points above the regional discount rate was used in the first step.

The recoverable amount was then compared to the carrying amount, which includes goodwill, intangible assets, and other assets. CGUs where the recoverable amount exceeded the carrying amount were not considered to be impaired. Those CGUs where the recoverable amount did not exceed the carrying amount were then further reviewed in the second step.

In the second step, these CGUs were retested for impairment using more refined assumptions.
This included using a CGU specific
pre-tax
discount rate and management forecasts for a projection period of up to five-years, followed by an assumed long-term growth rate of 2.0% (2019: 3.0%). If the recoverable amount using the more specific assumptions did not exceed the carrying value of a CGU, an impairment charge was recorded.

In developing the cash flows, we considered the impact of the
Covid-19
pandemic to our businesses and adjusted projected revenue less pass-through costs and operating margins in 2020 and/or 2021 accordingly. For the remaining years in the projection period, we assessed when the cash flows would recover to 2019 levels as representative of pre-Covid-19
revenue less pass-through costs and operating margins. For many of our CGUs, recovery to 2019 levels by 2023 was estimated with some CGUs using alternative recovery profiles as considered appropriate.

The long-term growth rate is derived from management’s best estimate of the likely long-term trading performance with reference to external industry reports and other relevant market trends. As at 31 December 2020, we have assessed long-term industry trends based on recent historical data including the long-term impact of
Covid-19
and assumed a long-term growth rate of 2.0% (2019: 3.0%). Management have made the judgement that the long-term growth rate does not exceed the long-term average growth rate for the industry.

The discount rate uses the capital asset pricing model (CAPM) to derive the cost of equity along with an estimated cost of debt that is weighted by an appropriate capital structure to derive an indication of a weighted average cost of capital. The cost of equity is calculated based on long-term government bond yield, an estimate of the required premium for investment in equity relative to government securities and further considers the volatility associated with peer public companies relative to the market. The cost of debt reflects an estimated market yield for long-term debt financing after taking into account the credit profile of public peer companies in the industry. The capital structure used to weight the cost of equity and cost of debt has been derived from the observed capital structure of public peer companies.

Given market factors in the period, there has been an increase in the estimated cost of equity from previous years. This has been driven by increased levels of market uncertainty and volatility which is reflected in the market valuations for global advertising agencies. This has led to upward adjustments to the estimates for the equity risk premium as well as the applicable beta (ie, volatility of public peer companies relative to the market). Additionally, given the magnitude of the declines in our market capitalisation, the cost of equity reflects an increase in the size premium applicable to the Group, and a company specific risk premium to reflect implied market discount rates. This increase in the cost of equity, combined with an increase in the cost of debt as a result of increased corporate bond yields, resulted in the discount rates applied to our CGUs increasing relative to the prior year.

The
pre-tax
discount rate applied to the cash flow projections for the CGUs that operate globally was 12.5% (2019: 6.3% to 7.4%). We developed a global discount rate that takes into account the diverse nature of the operations, as these CGUs operate with a diverse range of clients in a range of industries throughout the world, hence are subject to similar levels of market risks. The pre-tax
discount rates applied to the CGUs that have more regional specific operations ranged from 10.8% to 18.6% for the 30 June 2020 test, 11.3% to 14.4% for the 30 September 2020 test, and 11.2% to 13.6% for the 31 December 2020 test (2019: 4.1% to 13.6%).

Our approach in determining the recoverable amount utilises a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions regarding revenue less pass-through costs growth, operating margins, appropriate discount rates and working capital requirements. The key assumptions used for estimating cash flow projections in the Group’s impairment testing are those relating to revenue less pass-through costs growth and operating margins. The key assumptions take account of the business’ expectations for the projection period. These expectations consider the macroeconomic environment, industry and market conditions, the CGU’s historical performance and any other circumstances particular to the unit, such as business strategy and client mix.

These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of CGU identified for impairment testing and the criteria used to determine which assets should be aggregated. A difference in testing levels could affect whether an impairment is recorded and the extent of impairment loss.

As part of the overall effort to simplify operations and become more client-centric, certain operations have been realigned between the various networks. These realignments have been reflected in the CGUs being tested. The most significant of these for the 30 June 2020 test included the treatment of Landor and Fitch as a single CGU given the collaboration of the two brands from both a management and client perspective; the shift of certain European operations into VMLY&R; and the transfer of certain Asian operations from VMLY&R to Ogilvy in order to improve the operational synergies and offer in the respective regions.

Subsequent realignments to improve the operational synergies and regional offers were reflected in the September and December tests including the shift of certain Latin American and European operations between Wunderman Thompson, VMLY&R and GroupM; and the transfer of certain Asian operations to VMLY&R that previously operated independently from a network.

The transfers of carrying value between CGUs were determined on a relative value basis. The impact of these realignments has not had a significant impact on the impairment figures recognised.

The goodwill impairment charge of £2,822.9 million largely reflects the adverse impacts of
Covid-19
on
a number of businesses in the Group. The impact of these global economic conditions and trading circumstances was sufficiently severe to indicate impairment to the carrying value of goodwill. By operating sector, £1,820.1 million of the impairment charge relates to Global Integrated Agencies, £161.5 million relates to Public Relations and £841.3 million relates to Specialist Agencies.

The CGUs with significant impairments of goodwill as at 31 December 2020 are set out in the below table with the latest recoverable amount determined as of the December test.

	Operating Sector	Recoverable amount £m	Goodwill impairment charge £m
Wunderman Thompson	Global Integrated Agencies	1,956.8	1,207.5
VMLY&R	Global Integrated Agencies	1,075.7	516.9
Burson Cohn & Wolfe	Public Relations	790.2	144.8
Geometry Global	Specialist Agencies	164.4	305.8
Landor & Fitch	Specialist Agencies	177.6	185.4
Other		1,409.5	462.5
		5,574.2	2,822.9

The goodwill impairment charge recognised for the year ended 31 December 2020 includes £2,812.9 million related to the six-month
period ended 30 June 2020. This figure is £328.2 million higher than the £2,484.7 million previously reported in the 30 June 2020 interim financial statements as a result of an adjustment to appropriately reflect the working capital cash flow assumptions in the impairment model. This has been fully reflected in the consolidated financial statements for the year ended 31 December 2020, and the amount will be reflected in the comparatives included in the 30 June 2021 financial statements.

As of the December test, the recoverable amounts of all CGUs were determined to be above their carrying values. Burson Cohn & Wolfe’s recoverable amount exceeded its carrying value by £14.4 million and is the only significant CGU that is sensitive to changes in the key assumptions used in determining the cash flows as of the December test. The average operating margins used in the five
-year projection period for CGUs with significant goodwill and brands with an indefinite useful life ranged from 12.5% to 21.3%. The average operating margin of Bu rs
on Cohn & Wolfe would have to decrease by

0.3% to cause
its
 carrying value

to be above its recoverable amount.
The long-term cash flow growth rate would also have to decrease by
 0.3% to cause the carrying value of Burson Cohn & Wolfe to be above its recoverable amount. Burson Cohn & Wolfe is not sensitive to a reasonably possible change in the revenue less pass-through costs growth used in the five
-year
projection period.

As of the December test, a reasonably possible change in the key assumptions noted above would not result in a material amount of further impairments for Burson Cohn & Wolfe or any other CGU individually or in aggregate.

A change in the discount rate applied to the cash flows in the December impairment test up or down by 1.5% is considered reasonably possible. An increase of the discount rate by 1.5% would have resulted in £84.3 million additional impairment, £70.9 million of which would be attributable to Burson Cohn & Wolfe. As of the December test, Landor & Fitch’s recoverable amount exceeded its carrying value by
£19.4 million. Increasing the discount rate by 1.5% would result in additional impairment of £2.6m for Landor & Fitch with the remaining impairment attributable to other CGUs not individually significant. The discount rates would have to increase by
 0.2% and 1.3%

respectively to cause the carrying values of Burson Cohn & Wolfe and Landor & Fitch to be above their recoverable amounts.